AAM/HIMCO Unconstrained Bond Fund

Class A (Ticker Symbol: AHUAX)
Class C (Ticker Symbol: AHUCX)
Class I (Ticker Symbol: AHUIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated May 9, 2016, to the Prospectus and
Statement of Additional Information dated November 1, 2015 and Summary Prospectus dated November 5, 2016

Liquidation of the Fund

The Board of Trustees of the Trust has approved a Plan of Liquidation for the AAM/HIMCO Unconstrained Bond Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund.  In order to perform such liquidation, effective immediately the Fund is closed to all new investment.  Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about June 28, 2016 (the “Liquidation Date”).  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, Hartford Investment Management Company, the Fund’s sub-advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets.  As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-888-966-9661 if you have any questions or need assistance.

New Fund Website

In addition, effective immediately the Fund’s new website is:

https://www.aamlive.com/publicsite/mutual-funds

Please file this Supplement with your records.